UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 1, 2018

Troika Media Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 S. La Brea
                                Los Angeles, CA  90036
(Address of Principal Executive Offices)  (Zip Code)

                                      (323) 965-1650
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)          On July 11, 2017, the Company elected Robert Machinist to the Board of Directors of the Company.

(b)          On March 1, 2018, the Board appointed Mr. Machinist, age 65, as CEO of the Company. Mr. Machinist is currently a member of the Board of Directors and Chairman of the audit committee of the Company. He is currently Vice Chairman of Pyrolyx A.G., the first environmentally friendly and sustainable method of recovering high-grade carbon black from end-of-life-tires, and Vice-Chairman of the Maimonides Medical Center. Most recently, he was Chairman and an original founding Board member of CIFC Corp., Chairman of the Board of Advisors of MESA, a merchant bank specializing in media and entertainment industry transactions, which he orchestrated the sale to Houlihan Lokey in 2016, partner of Columbus Nova, a leading private investment fund. Prior to this, Mr. Machinist served as managing director and head of investment banking for the Bank of New York and its Capital Markets division, president and one of the principal founders of Patricof & Co. Capital Corp., managing director and co-CEO of Midland Capital Corporation and managing director in mergers and acquisitions of Wertheim & Company. He is also a board member of Monster Digital, Inc. as well Parachute Health, LLC. Mr. Machinist earned a BA in Philosophy and Chemistry from Vassar College. He has been a trustee and Vice Chairman of Vassar College, a member of its Executive Committee, and one of three trustees responsible for managing the College's Endowment.

In connection with Mr. Machinist's appointment as CEO, the Company approved the issuance to him of 2,500,000 additional warrants to purchase the common stock of the Company and a quarterly payment of $25,000.00 as additional compensation for his new role.  The warrants are exercisable for 5 years and vest in 3 equal installments.

SIGNATURE PAGE TO FOLLOW

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2018	Troika Media Group, Inc.

By: /s/ Chrisopher Broderick
Name: Christopher Broderick
Title: Chief Operating Officer